UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 20, 2009

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

The Registrant's news release dated July 20, 2009, regarding its second quarter 2009 results of operations and financial condition is attached hereto as Exhibit 99 and is incorporated by reference herein.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit

99	Registrant’s News Release
Dated July 20, 2009 (furnished pursuant to Item 2.02)

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements in this report that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of TI or its management:
  Market demand for semiconductors, particularly in key markets such as communications, entertainment electronics and computing;
  TI’s ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;
  TI’s ability to develop, manufacture and market innovative products in a rapidly changing technological environment;
  TI’s ability to compete in products and prices in an intensely competitive industry;
  TI’s ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;
  Expiration of license agreements between TI and its patent licensees, and market conditions reducing royalty payments to TI;
  Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;
  Natural events such as severe weather and earthquakes in the locations in which TI, its customers or its suppliers operate;
  Availability and cost of raw materials, utilities, manufacturing equipment, third-party manufacturing services and manufacturing technology;
  Changes in the tax rate applicable to TI as the result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, the outcome of tax audits and the ability to realize deferred tax assets;
  Losses or curtailments of purchases from key customers and the timing and amount of distributor and other customer inventory adjustments;
  Customer demand that differs from our forecasts;
  The financial impact of inadequate or excess TI inventory that results from demand that differs from projections;
  The ability of TI and its customers and suppliers to access their bank accounts and lines of credit or otherwise access the capital markets;
  Product liability or warranty claims, claims based on epidemic or delivery failure or recalls by TI customers for a product containing a TI part;
  TI’s ability to recruit and retain skilled personnel; and
  Timely implementation of new manufacturing technologies, installation of manufacturing equipment and the ability to obtain needed third-party foundry and assembly/test subcontract services.
For a more detailed discussion of these factors, see Item 1A, “Risk Factors” in the Company’s most recently filed Form 10-K.  The forward-looking statements included in this report on Form 8-K are made only as of the date of this report, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: July 20, 2009	By:	/s/ KEVIN P. MARCH
Kevin P. March
Senior Vice President
and Chief Financial Officer